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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 29, 2005

                    BUILDING MATERIALS CORPORATION OF AMERICA
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               33-81808                                 22-3276290
       (Commission File Number)              (IRS Employer Identification No.)

            1361 Alps Road
          Wayne, New Jersey                               07470
(Address of Principal Executive Offices)                (Zip Code)

                                 (973) 628-3000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
                                            ADDITIONAL REGISTRANTS



                                                                                    Address, including zip
                             State or other                                         code and telephone
                             jurisdiction                                           number, including area
Exact name of registrant     of incorporation or     Registration No./I.R.S.        code, of registrant's
as specified in its charter  organization            Employer Identification No.    principal executive offices
---------------------------  --------------------    ---------------------------    ---------------------------

Building Materials              Delaware                 333-69749-01/                 1361 Alps Road
Manufacturing Corporation                                 22-3626208                   Wayne, NJ 07470
                                                                                       (973) 628-3000









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
Item 2.02.  Results of Operations and Financial Condition.

           On July 29, 2005, Building Materials Corporation of America ("BMCA" or the "Company") issued a news release announcing its earnings for the first quarter ended July 3, 2005. A copy of the news release is furnished herewith as
Exhibit 99.1.

           This information is being furnished to the Commission and is not "filed" pursuant to Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report.


Item 9.01.  Financial Statements and Exhibits.

(c)    Exhibits.

99.1 News release issued July 29, 2005 regarding results of operations for the second quarter ended July 3, 2005.





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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                  BUILDING MATERIALS CORPORATION OF AMERICA
                                  BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: August 1, 2005              By:   /s/  John F. Rebele
                                        ----------------------------------------
                                  Name:   John F. Rebele
                                  Title:  Senior Vice President,
                                          Chief Financial Officer and
                                          Chief Administrative Officer





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
                                  EXHIBIT INDEX

    Exhibit Number       Description
    --------------       -----------

        99.1 News release issued July 29, 2005 regarding results of operations for the second quarter ended July 3, 2005.










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